Exhibit 99.1
For Immediate Release
For further information contact:

John Schoen	Jack Seller	Mary McGowan
CFO	Public Relations	Investor Relations
PCTEL, Inc.	PCTEL, Inc.	Summit IR Group
(630) 372-6800	(630)372-6800	(408) 404-5401
jack.seller@pctel.com
            mary@summitirgroup.com
PCTEL Posts $19.1 Million in Q4 Revenue from Continuing Operations
$69.9 Million in Revenue from Continuing Operations for the Year
Bloomingdale, IL February 19, 2008 — PCTEL, Inc. (NASDAQ: PCTI), a leader in propagation and optimization solutions for the wireless industry, announced results for the fourth quarter ended December 31, 2007 and for the entire year. During the fourth quarter the company announced the sale of its Mobility Solutions software group (MSG). The transaction closed on January 4, 2008. The company’s financial statements have been revised to reflect MSG as a discontinued operation.
Fourth Quarter Financial Highlights – Continuing Operations (excludes MSG)
•	$19.1 million in revenue from continuing operations for the quarter, an increase of 6 percent over the same period last year. The company posted a record quarter for scanning receiver sales.

•	Gross Profit from continuing operations of 49% versus 46 % in the same period last year.

•	GAAP Operating Profit from continuing operations of 7.7% as compared to negative (2.6) % in the same period last year.

•	Non-GAAP Operating Profit from continuing operations of 15.3% versus 6.6% in the same period last year. The Company’s reporting of non-GAAP operating profit excludes expenses for restructuring, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions.

•	GAAP net income from continuing operations of $9.5 million for the quarter, or $0.46 per diluted share, compared to $6.4 million, or $0.30 per share for the same period in 2006. The fourth quarters of 2007 and 2006 include one-time non-cash adjustments to the company’s income tax accruals and reserves of $7.9 million and $5.2 million, respectively.

•	Non-GAAP net income from continuing operations of $3.1 million for the quarter, or $0.15 per diluted share compared to $2.7 million of net income, or $0.13 per share for the same period in 2006. The Company’s reporting of non-GAAP income excludes expenses for restructuring, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and non cash related income tax expense.

•	$65.5 million of cash and investments net of debt at December 31, 2007, an increase of $600,000 from the third quarter this year. On January 4, 2008 the MSG sale transaction closed and the company received $59.7 million in cash proceeds. The company expects to make a $20 million estimated tax payment in Q2 related to the transaction.
“The results from continuing operations suggest that we are making progress on all fronts,” said Marty Singer, PCTEL’s Chairman and CEO. “During the past two years, we have exited businesses that did not contribute or were not consistent with our long-term growth strategy. We believe that our sharpened focus will continue to propel growth, improve operational effectiveness, and enhance shareholder value. As we enter 2008, we anticipate continued progress with our WiMax, GPS, and SeeGul® product portfolios and new applications for our land mobile radio antennas,” added Singer.
Fourth Quarter Financial Highlights – Discontinued Operations (MSG)
•	GAAP net loss from discontinued operations was $(171,000) in the quarter, or $(0.01) per diluted share, compared to net income of $218,000, or $0.01 per share for the same period in 2006.

•	Non-GAAP net income from discontinued operations was $414,000 in the quarter, or $0.02 per diluted share, compared to $599,000, or $0.03 per share for the same period in 2006. The Company’s reporting of non-GAAP income excludes expenses for restructuring, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and non-cash related income tax expense.
PCTEL’s management team will discuss the company’s results during its scheduled earnings teleconference today at 6:15 PM EST. Management will host the call from their new corporate headquarters in Bloomingdale, Illinois.
CONFERENCE CALL / WEBCAST
The company will hold a conference call at 6:15 PM EST (5:15 PM CST) today, Tuesday February 19, 2008 with Marty Singer, Chairman and Chief Executive Officer, and John Schoen, Chief Financial Officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (888) 211-4461 (U.S. / Canada) or (913) 312-0972 (international).
To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/events.cfm
REPLAY: A replay will be available for two weeks after the call on PCTEL’s web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 4932970.

About PCTEL
PCTEL, Inc. (NASDAQ: PCTI), is a global leader in propagation and optimization solutions for the wireless industry. The company designs and develops software-based radios for wireless network optimization and develops and distributes innovative antenna solutions. PCTEL’s MAXRAD® antenna solutions address public safety applications, unlicensed and licensed wireless broadband, fleet management, and network timing. Its portfolio includes a broad range of antennas for WiMAX, Land Mobile Radio, GPS, telemetry, RFID, WiFi, indoor cellular, and mesh networks. The company’s SeeGull® scanning receivers, receiver-based products and CLARIFY® interference management solutions are used to measure, monitor and optimize cellular networks. PCTEL’s products are sold worldwide through direct and indirect channels. For more information, please visit the company’s web site at: www.pctel.com.
PCTEL Safe Harbor Statement
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL’s expectations regarding the future sales growth and leveraging its customer base and technology investments are forward looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business and the ability to implement new technologies and obtain protection for the related intellectual property. These and other risks and uncertainties are detailed in PCTEL’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

PCTEL, Inc.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share information)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
REVENUES	$19,147	$18,110	$69,888	$76,768
COST OF REVENUES	9,730	9,811	37,827	39,929

GROSS PROFIT	9,417	8,299	32,061	36,839

OPERATING EXPENSES:
Research and development	2,223	2,668	9,605	9,169
Sales and marketing	2,489	2,675	10,723	10,993
General and administrative	2,954	2,963	12,652	13,068
Amortization of other intangible assets	408	751	1,987	3,593
Impairment of goodwill and intangible assets	—	—	—	20,349
Restructuring charges	115	(35)	2,038	389
Gain on sale of assets and related royalties	(250)	(250)	(1,000)	(1,000)

Total operating expenses	7,939	8,772	36,005	56,561

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,478	(473)	(3,944)	(19,722)
OTHER INCOME, NET	211	945	2,831	3,303

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,689	472	(1,113)	(16,419)
(BENEFIT) FOR INCOME TAXES	(7,838)	(5,909)	(7,226)	(5,371)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	9,527	6,381	6,113	(11,048)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, net of tax	(171)	218	(82)	1,029

NET INCOME (LOSS)	$9,356	$6,599	$6,031	$(10,019)

Basic Earnings per Share:
Income (Loss) from Continuing Operations	$0.46	$0.30	$0.29	$(0.53)
Income (Loss) Discontinued Operations	$(0.01)	$0.01	$0.00	$0.05
Net Income (Loss)	$0.45	$0.31	$0.29	$(0.48)

Diluted Earnings per Share:
Income (Loss) from Continuing Operations	$0.46	$0.29	$0.29	$(0.53)
Income (Loss) Discontinued Operations	$(0.01)	$0.01	$0.00	$0.05
Net Income (Loss)	$0.45	$0.30	$0.28	$(0.48)

Weighted average shares — Basic	20,670	20,976	20,897	20,810
Weighted average shares — Diluted	20,802	21,637	21,424	20,810

PCTEL Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	December 31,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$26,632	$59,148
Short-term investments	38,943	11,623
Accounts receivable, net	16,082	14,034
Inventories, net	9,654	7,258
Deferred tax assets, net	1,591	—
Prepaid expenses and other assets	1,882	2,059

Total current assets	94,784	94,122
PROPERTY AND EQUIPMENT, net	12,136	11,638
GOODWILL	16,820	16,698
OTHER INTANGIBLE ASSETS, net	4,318	7,451
DEFERRED TAX ASSETS, net	6,280	103
OTHER ASSETS	1,022	1,054
ASSETS OF DISCONTINUED OPERATIONS	1,806	1,654

TOTAL ASSETS	$137,166	$132,720

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$956	$885
Deferred revenue	49	659
Accrued liabilities	8,223	6,930
Short term debt	107	869

Total current liabilities	9,335	9,343
LONG-TERM LIABILITIES	2,609	2,211
LIABILITIES OF DISCONTINUED OPERATIONS	654	473

Total liabilities	12,598	12,027

STOCKHOLDERS’ EQUITY:
Common stock	22	22
Additional paid-in capital	165,109	165,556
Accumulated deficit	(40,640)	(46,671)
Accumulated other comprehensive income	77	1,786

Total stockholders’ equity	124,568	120,693

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$137,166	$132,720

PCTEL, Inc.
Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
REVENUES:
Broadband Technology Group	$19,102	$17,638	$69,072	$68,087
Licensing	45	472	816	8,681

TOTAL REVENUES	19,147	18,110	69,888	76,768

GROSS PROFIT:
Broadband Technology Group	9,375	7,830	31,262	28,181
Licensing	42	469	799	8,658

TOTAL GROSS PROFIT	9,417	8,299	32,061	36,839

GROSS PROFIT %:
Broadband Technology Group	49.1%	44.4%	45.3%	41.4%
Licensing	93.3%	99.4%	97.9%	99.7%

TOTAL GROSS PROFIT %	49.2%	45.8%	45.9%	48.0%

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Months Ended December 31, 2007				Three Months Ended December 31, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES:
Broadband Technology Group	$19,102			$19,102	$17,638			$17,638
Licensing	45			45	472			472

TOTAL REVENUES	19,147			19,147	18,110			18,110

GROSS PROFIT:
Broadband Technology Group	9,375	52	(a)	9,427	7,830	73	(a)	7,903
Licensing	42			42	469			469

TOTAL GROSS PROFIT	9,417	52		9,469	8,299	73		8,372

GROSS PROFIT %:
Broadband Technology Group	49.1%			49.4%	44.4%			44.8%
Licensing	93.3%			93.3%	99.4%			99.4%

TOTAL GROSS PROFIT %	49.2%			49.5%	45.8%			46.2%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Year Ended December 31, 2007				Year Ended December 31, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES:
Broadband Technology Group	$69,072			$69,072	$68,087			$68,087
Licensing	816			816	8,681			8,681

TOTAL REVENUES	69,888			69,888	76,768			76,768

GROSS PROFIT:
Broadband Technology Group	31,262	370	(a)	31,632	28,181	331	(a)	28,512
Licensing	799			799	8,658			8,658

TOTAL GROSS PROFIT	32,061	370		32,431	36,839	331		37,170

GROSS PROFIT %:
Broadband Technology Group	45.3%			45.8%	41.4%			41.9%
Licensing	97.9%			97.9%	99.7%			99.7%

TOTAL GROSS PROFIT %	45.9%			46.4%	48.0%			48.4%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Three Months Ended Deember 31, 2007				Three Months Ended December 31, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES	$19,147			$19,147	$18,110			$18,110
COST OF REVENUES	9,730	(52	) (b)	9,678	9,811	(73	) (b)	9,738

GROSS PROFIT	9,417	52		9,469	8,299	73		8,372
OPERATING EXPENSES:
Research and development	2,223	(111	) (b)	2,112	2,668	(87	) (b)	2,581
Sales and marketing	2,489	(246	) (b)	2,243	2,675	(194	) (b)	2,481
General and administrative	2,954	(528	) (b)	2,426	2,963	(593	) (b)	2,370
Amortization of other intangible assets	408	(408)		—	751	(751)		—
Restructuring charges	115	(115)		—	(35)	35		—
Gain on sale of assets and related royalties	(250)			(250)	(250)			(250)

Total operating expenses	7,939	(1,408)		6,531	8,772	(1,590)		7,182

INCOME (LOSS) FROM OPERATIONS	1,478	1,460		2,938	(473)	1,663		1,190
OTHER INCOME, NET	211			211	945			945

INCOME (LOSS) BEFORE INCOME TAXES	1,689	1,460		3,149	472	1,663		2,135
PROVISION (BENEFIT) FOR INCOME TAXES	(7,838)	7,864		26	(5,909)	5,384		(525)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	9,527	(6,404)		3,123	6,381	(3,721)		2,660
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, net of tax	(171)	585		414	218	381		599

NET INCOME (LOSS)	$9,356	$(5,819)		$3,537	$6,599	$(3,340)		$3,259

Basic Earnings per Share:
Income (Loss) from Continuing Operations	$0.46			$0.15	$0.30			$0.13
Income (Loss) Discontinued Operations	$(0.01)			$0.02	$0.01			$0.03
Net Income (Loss)	$0.45			$0.17	$0.31			$0.16

Diluted Earnings per Share:
Income (Loss) from Continuing Operations	$0.46			$0.15	$0.29			$0.12
Income (Loss) Discontinued Operations	$(0.01)			$0.02	$0.01			$0.03
Net Income (Loss)	$0.45			$0.17	$0.30			$0.15

Weighted average shares — Basic	20,670			20,670	20,976			20,976
Weighted average shares — Diluted	20,802			20,802	21,637			21,637

(a)	These adjustments reconcile the company’s GAAP results of operations to its non-GAAP results of operations. The company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, restructuring charges, and non-cash income tax expense provides meaningful supplemental information to both management and investors that is indicative of the company’s core operating results and facilitates comparison of operating results across reporting periods. The company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Year Ended December 31, 2007				Year Ended December 31, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES	$69,888			$69,888	$76,768			$76,768
COST OF REVENUES	37,827	(370	) (b)	37,457	39,929	(331	) (b)	39,598

GROSS PROFIT	32,061	370		32,431	36,839	331		37,170
OPERATING EXPENSES:
Research and development	9,605	(454	) (b)	9,151	9,169	(388	) (b)	8,781
Sales and marketing	10,723	(650	) (b)	10,073	10,993	(761	) (b)	10,232
General and administrative	12,652	(2,620	) (b)	10,032	13,068	(2,272	) (b)	10,796
Amortization of other intangible assets	1,987	(1,987)		—	3,593	(3,593)		—
Impairment of intangible assets	—			—	20,349	(20,349)		—
Restructuring charges	2,038	(2,038)		—	389	(389)		—
Gain on sale of assets and related royalties	(1,000)			(1,000)	(1,000)			(1,000)

Total operating expenses	36,005	(7,749)		28,256	56,561	(27,752)		28,809

INCOME (LOSS) FROM OPERATIONS	(3,944)	8,119		4,175	(19,722)	28,083		8,361
OTHER INCOME, NET	2,831			2,831	3,303			3,303

INCOME (LOSS) BEFORE INCOME TAXES	(1,113)	8,119		7,006	(16,419)	28,083		11,664
PROVISION (BENEFIT) FOR INCOME TAXES	(7,226)	7,256		30	(5,371)	5,943		572

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	6,113	863		6,976	(11,048)	22,140		11,092
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, net of tax	(82)	1,354		1,272	1,029	1,457		2,486

NET INCOME (LOSS)	$6,031	$2,217		$8,248	$(10,019)	$23,597		$13,578

Basic Earnings per Share:
Income (Loss) from Continuing Operations	$0.29			$0.33	$(0.53)			$0.53
Income (Loss) Discontinued Operations	$0.00			$0.06	$0.05			$0.12
Net Income (Loss)	$0.29			$0.39	$(0.48)			$0.65

Diluted Earnings per Share:
Income (Loss) from Continuing Operations	$0.29			$0.33	$(0.53)			$0.52
Income (Loss) Discontinued Operations	$0.00			$0.06	$0.05			$0.12
Net Income (Loss)	$0.28			$0.38	$(0.48)			$0.63

Weighted average shares — Basic	20,897			20,897	20,810			20,810
Weighted average shares — Diluted	21,424			21,424	20,810			21,512

(a)	These adjustments reconcile the company’s GAAP results of operations to its non-GAAP results of operations. The company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, restructuring charges, and non-cash income tax expense provides meaningful supplemental information to both management and investors that is indicative of the company’s core operating results and facilitates comparison of operating results across reporting periods. The company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.